Statement of Work No. 1 - Device This Statement of Work No. 1 (this “SOW” or “Statement of Work”) is effective as of January 30, 2023 (the “SOW Effective Date”) between SHL Pharma, LLC, a company existing under the laws of Florida, with offices at 588 Jim Moran Boulevard, Deerfield Beach, Florida 33442 (“SHL”), and Xeris Pharmaceuticals, Inc., a corporation existing under the laws of Delaware, with an office at 180 North LaSalle Street, Suite 1600, Chicago, IL 60601, United States (“Customer”), and upon execution will be incorporated into the Amended and Restated Product Supply Agreement entered into as of January 30, 2023 (the “Agreement”) between SHL and Customer. If any item in this Statement of Work conflicts with the Agreement, the terms of the Agreement will control unless this Statement of Work expressly refers to the parties’ intent to supersede the terms of the Agreement. Notwithstanding the foregoing, in any event, the Agreement shall control with respect to any provisions related to confidentiality, intellectual property rights, or indemnification. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. 1. Device Specifications [***] [***] The Device is based on [***] in the form of sub-assemblies sourced by SHL from SHL Taiwan, suitable for housing Customer’s Primary Packaging, inclusive of all components, assembly steps, and quality release steps, and as developed under the Joint Development Agreement. Devices manufactured under the Agreement and this SOW shall meet the applicable specifications according to the Quality Agreement. 2. Customer will order and purchase the Device pursuant to the Agreement and this SOW. SHL will manufacture the Device at its qualified supplier, SHL Taiwan, pursuant to the Device specifications and the Quality Agreement. 3. SHL will complete required stability studies to ensure Devices have minimum shelf-life of at least [***] at the time of Device assembly and release at SHL Taiwan and, at a cost to be agreed by the Parties, will work on completing stability studies to support shelf-life of at least [***]. 4. Primary Packaging [***] [***] [***] [***] Exhibit 10.4

[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] All Devices shall be packed in bulk secondary packaging provided by SHL. SHL shall be responsible for safe and adequate packaging, transportation and warehousing of the Devices, which shall conform to Device specifications and requirements. Each batch of Devices will be shipped with all relevant material information and documentation, as specified in the Quality Agreement. 5. Customer Materials In accordance with Section 3.1, 3.2, and 5.2.4 of the Agreement, Customer shall provide [***]. Customer shall provide such Customer Materials to SHL [***] at SHL’s Facility at Taoyuan, Taiwan (Incoterms® 2020). SHL Taiwan will be the Importer of Record for shipments of Customer Materials into the SHL Facility at Taoyuan, Taiwan. Notwithstanding the foregoing, all duties and taxes shall be charged to Customer as [***]. 6. SHL Materials SHL is responsible for the manufacture of the Devices through its Affiliate, SHL Taiwan. Trays, packaging materials, shipper boxes and any materials other than Customer Materials will be provided by SHL in sufficient quantities as needed for the manufacture of the Device. 7. Prices of the Device and Fees (a) The Price of the Device shall be as follows, on a per-unit basis, inclusive of all release testing: Description Unit Price (USD, tax excluded) [***] [***] [***] [***]

[***] [***] • The above pricing is valid from the Effective Date to [***]. Any reimbursable costs shall be [***]has been expressly agreed to in writing by the Parties. • For purposes of Section 6.1 of the Agreement and this SOW, “delivery” shall mean delivery of the Devices by SHL Taiwan to the Facility located in Deerfield Beach, Florida [***] (Incoterms® 2020). Pursuant to Section 9.2 of the Agreement, invoices for Devices will be issued upon the delivery of such Devices . • Pricing will be adjusted per Section 9.1 of the Agreement. • For the avoidance of doubt, the above Prices shall include the following: i. Manufacturing of the Device, including all necessary materials other than any Customer Materials; ii. Quality Control testing of Devices via generally accepted statistical methods and SHL release of Device; iii. Certificate of analysis/Certificate of conformance; iv. GMP-required retention samples of the Devices; v. Any and all scrap costs related to the production of the Device; vi. Routine sampling, analysis and release as part of Device manufacturing; and vii. Routine maintenance and calibration of equipment and Facility. Beginning with the first shipments of Devices produced using the new full set of 4-cavity production tools and additional SKD-4 assembly equipment, SHL shall apply a surcharge of [***] per set until Customer has ordered and purchased [***] sets of Device. After such quantity of Devices have been ordered, such surcharge shall cease and the pricing shall revert to the then- current Price. To the extent Customer has not paid the surcharge with respect to [***] sets on or before the second anniversary of the SOW Effective Date, Customer shall make a one-time payment to SHL in the amount of the difference between (i) [***] and (ii) the aggregate amount of surcharge paid by Customer. For purposes of invoicing, SHL shall separately note the amount of surcharge applicable to a shipment of Devices. (b) Storage Fees If a storage fee is applicable to Customer Material storage pursuant to Section 3.1 of the Agreement, the Customer Material storage Fee shall be [***]; provided, however, that there shall be no storage Fee for storage of any Customer Materials requested by SHL for quality control testing at SHL’s Facility in Taiwan.

Pursuant to Section 6.7 of the Agreement, Fees for storing the Devices for a period of [***] after delivery are included within the above pricing. Customer shall pay an additional Fee for storage of Devices beyond said period in an amount of [***] per specified product storage conditions (a segment of less than [***] shall be counted as [***]). Invoices for the storage Fees will be issued upon the completion of the storage services. For the avoidance of doubt, Customer shall not be responsible for storage fees for any Device batches not released due to shipping damage or failure to meet Device specifications. (c) Freight charges The Parties agree that as of the Effective Date, all taxes, duties, and freight charges of the Devices will be invoiced as a passed-through cost; provided, however, that such freight charges shall be approved in advance by Customer, such approval not to be unreasonably withheld or delayed. (d) Release Test Sampling Devices will be sampled in accordance with current design documentation and approved specifications in accordance with the Quality Agreement. (e) Delivery of the Device All Devices and samples are delivered by SHL [***] SHL Facility at Deerfield Beach, Florida (Incoterms® 2020). Title and risk of loss and damages to the Devices shall transfer to Customer upon such delivery. For the avoidance of doubt, Section 7.4 of the Agreement governs the incoming inspection, potential defect of the Devices, and the remedy therefor. 8. Minimum Batch and Order Quantity (MOQ) Customer shall use good faith efforts to forecast and order quantities of Devices consistent with multiples of the expected batch yields (assuming not more than a [***] yield loss) from SHL Taiwan manufacturing. 9. Capacity Commitment The Parties understand that SHL’s capacity commitment is contingent upon Customer’s timely replacement or investment in applicable Device equipment and tools. The JSC shall review Customer’s Long Term Forecast and the Capacity Commitment annually and the Parties agree to work together in good faith to adjust the Capacity Commitment to support Customer’s Long Term Forecast. To the extent SHL believes it will not be able to meet Customer’s production demand as set forth in Customer’s Long Term Forecast, SHL shall promptly notify Customer thereof, including the reasons therefor, and the Parties shall work together in good faith to meet such production demand as promptly as commercially reasonable and negotiate a subsequent amendment. As of the SOW Effective Date, monthly Capacity Commitment for the Device shall not be less than [***] sets of the Device in each [***], [***] sets of the Device in each [***], and [***] sets of the Device in each [***]. 10. Storage Conditions [***]. 11. JSC Composition Customer Member / Title SHL Member /Title Managing Director, SHL Pharma SVP, Global Technical Operations CQRO VP, CMC Director, Quality VP, Quality Director Process Development Senior Director, Pharmaceutical Manufacturing Managing Director, SHL Taiwan Director, Supply Chain Director Project Management Senior Director, Accounting or Senior Director, Finance Director Development Director Operations Associate Director/Director Supply Chain (FL/TW) Sr Manager Project Management (TW) Director Account Management All other terms and conditions of the Agreement will apply to this Statement of Work. Signature page follows.

IN WITNESS WHEREOF, the Parties intending to be legally bound have caused this SOW to be executed by their duly authorized officers or representatives. Xeris Pharmaceuticals, Inc. By: /s/ John Shannon Name: John Shannon Title: President & COO SHL Pharma, LLC By: /s/Kimberlee Steele Name: Kimberlee Steele Title: Managing Director